SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 28, 2001


                                HORIZON PCS, INC.

               (Exact name of registrant as specified in charter)


               Delaware                               333-51238                            31-1707839
    (State or other jurisdiction of           (Commission File Number)          (IRS Employer Identification No.)
            incorporation)



          68 East Main Street
           Chillicothe, Ohio                          45601-0480
         (Address of principal                        (Zip Code)
          executive offices)


       (Registrant's telephone number including area code) (740) 772-8200


          (Former name or former address, if changed since last report)
                                       N/A

ITEM 5.  OTHER EVENTS.

     On November 26, 2001, the Registrant entered into a Third Amendment to Credit Agreement and Waiver by and among Horizon Personal Communications, Inc., and Bright Personal Communications Services, LLC, Horizon PCS, Inc. (the "Parent") and certain Subsidiaries of the Parent, the several banks and other financial institutions as may from time to time become parties to this Agreement, First Union National Bank, as Administrative Agent, Westdeutsche Landesbank Girozentrale, as Syndication Agent and Arranger and Fortis Capital Corp., as Documentation Agent, which is attached hereto as Exhibit 10.40.3. The amendment revises several definitions and financial covenants under the facility to provide for the Registrant's new Senior Notes. The Registrant incurred customary fees in obtaining this amendment.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (a) Financial Statements.

              Not Applicable.

          (b) Pro Forma Financial Information.

              Not Applicable.

          (c) Exhibits.

Exhibit
Number         Description
-------        -----------
10.40.3        Third  Amendment  to  Credit  Agreement  and  Waiver  dated as of
               November 26, 2001 by and among Horizon  Personal  Communications,
               Inc., and Bright Personal  Communications  Services, LLC, Horizon
               PCS, Inc. (the "Parent") and certain Subsidiaries of the Parent, the several banks and other financial institutions as may from time to time become parties to the Agreement, First Union
               National Bank, as Administrative Agent,  Westdeutsche  Landesbank
               Girozentrale,  as  Syndication  Agent  and  Arranger  and  Fortis
               Capital Corp., as Documentation Agent.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               HORIZON PCS, INC.

Date:  November 27, 2001       By: /s/ Peter M. Holland
                                   --------------------------------------------
                                   Peter M. Holland
                                   Chief Financial Officer
                                   (Principal Financial and Accounting Officer)

                                  EXHIBIT INDEX


Exhibit
Number         Description
-------        -----------
10.40.3        Third  Amendment  to  Credit  Agreement  and  Waiver  dated as of
               November 26, 2001 by and among Horizon  Personal  Communications,
               Inc., and Bright Personal  Communications  Services, LLC, Horizon
               PCS, Inc. (the "Parent") and certain Subsidiaries of the Parent, the several banks and other financial institutions as may from time to time become parties to the Agreement, First Union
               National Bank, as Administrative Agent,  Westdeutsche  Landesbank
               Girozentrale,  as  Syndication  Agent  and  Arranger  and  Fortis
               Capital Corp., as Documentation Agent.



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